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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TUCOWS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

August 5, 2011

Dear Fellow Shareholder:

        You are cordially invited to attend the 2011 annual meeting of shareholders of Tucows Inc. to be held at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, M6K 3M1, Canada, on Tuesday, September 6, 2011, at 4:30 p.m. (local time).

        The accompanying notice of annual meeting and proxy statement describes the matters we will discuss and vote on at the annual meeting. You will also have an opportunity to ask questions.

        Please read the accompanying notice of annual meeting and proxy statement carefully. It is important that your shares be represented at the meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the annual meeting in accordance with your instructions by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided, or by voting your shares over the phone or Internet. You can revoke your proxy anytime before the annual meeting and issue a new proxy as you deem appropriate. You will find the procedures to follow if you wish to revoke your proxy on page 3 of this proxy statement. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

        Your vote is very important. We look forward to seeing you on September 6, 2011.

Sincerely,

Elliot Noss President and Chief Executive Officer

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
September 6, 2011

        The 2011 annual meeting of shareholders of Tucows Inc. will be held at 4:30 p.m. (local time) on September 6, 2011 at the offices of the company, 96 Mowat Avenue, Toronto, Ontario, M6K 3M1, Canada, to:

  1.
  Elect nine directors to serve on our board of directors until the next annual meeting of shareholders or until their successors are duly elected and qualified;

  2.
  Ratify the appointment of KPMG LLP as our independent public accountants to audit our financial statements for the year ending December 31, 2011; and

  3.
  Transact such other business as may properly come before the meeting and any and all adjournments and postponements thereof.

        At the annual meeting, the board of directors intends to present Eugene Fiume, Erez Gissin, Joichi Ito, Allen Karp, Lloyd Morrisett, Elliot Noss, Rawleigh Ralls, Jeffery Schwartz and Stanley Stern as nominees for election to the board of directors.

        Only shareholders of record on the books of the company at the close of business on July 25, 2011 will be entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Our board of directors is soliciting the enclosed proxy. Please carefully read the accompanying proxy statement for more information regarding the business to be transacted at the annual meeting. You will also find enclosed our 2010 annual report on Form 10-K.

        We will make available at the annual meeting a complete list of the shareholders entitled to vote at the annual meeting, and you may examine the list for any purpose related to the annual meeting.

        Regardless of whether you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the annual meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the annual meeting.

Michael Cooperman Chief Financial Officer and Secretary

Toronto, Ontario
August 5, 2011

        Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the annual meeting.

        Important notice regarding the availability of proxy materials for the 2011 annual meeting of Shareholders to be held on September 6, 2011:

        This proxy statement and our 2010 Annual Report on Form 10-K are available directly at:

        http://tucowsinc.com/investors/filings.php

TUCOWS INC.
96 Mowat Avenue
Toronto, Ontario M6K 3M1
Canada

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
September 6, 2011

        We are sending this proxy statement to shareholders of Tucows Inc., a Pennsylvania corporation, in connection with our board of directors' solicitation of proxies for use at our annual meeting of shareholders on September 6, 2011. We invite you to attend in person. We have also enclosed our 2010 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

VOTING INFORMATION

Record date.

        The record date for the annual meeting was July 25, 2011. You may vote all shares of our common stock that you owned as of the close of business on that date. On July 25, 2011, we had 53,455,391 shares of common stock outstanding. Each share of common stock is entitled to one vote on each matter to be voted at the annual meeting. We will begin mailing this proxy statement and the proxy card on or about August 5, 2011 to shareholders of record as of the close of business on the record date.

How to vote.

        By mail.    If you hold your shares through a securities broker (that is, in street name), you may complete and mail the voting instruction card forwarded to you by your broker. If you hold your shares in your name as a holder of record, you can vote your shares by proxy by completing, signing and dating the proxy card and returning it in the enclosed postage-paid envelope. A properly completed and returned proxy card will be voted as you instruct, unless you subsequently revoke your instructions.

        By telephone.    If you hold your shares through a securities broker, you may vote by telephone by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via telephone, you may incur additional charges.

        By Internet.    If you hold your shares through a securities broker, you may vote your shares via the Internet by following the instructions included with the voting instruction card forwarded to you by your broker. If you vote your shares via the Internet, you may incur costs such as telephone and Internet access charges.

        At the annual meeting.    Submitting your vote by mail or via the Internet does not limit your right to vote in person at the annual meeting if you later decide to do so. If you hold your shares in street name and want to vote in person at the annual meeting, you must obtain a proxy from your broker and bring it to the annual meeting.

Revoking your proxy.

        You can revoke your proxy at any time before your shares are voted at the annual meeting by:

  •
  sending a written notice of revocation to our secretary at our principal executive office (96 Mowat Avenue, Toronto, Ontario, M6K 3M1, Canada);

  •
  submitting a properly executed proxy showing a later date to our secretary at our principal executive office; or

  •
  attending the annual meeting and voting in person. Merely attending the annual meeting will not revoke your proxy.

Returning your proxy without indicating your vote.

        If you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted according to the board of directors' recommendations.

Withholding your vote or voting to "abstain."

        In the election of directors, you can withhold your vote for any of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be excluded entirely from the vote and will have no effect on the outcome.

Quorum required to hold the annual meeting.

        On September 6, 2011, we need a majority of shares of common stock outstanding as of July 25, 2011, the record date, present, in person or by proxy, to have a quorum to be able to hold the annual meeting. Shares represented by a properly signed and returned proxy are considered present at the annual meeting for purposes of determining a quorum, regardless of whether the holder of such shares or proxy withholds his, her or its vote or abstains. Broker non-votes also count as shares present at the annual meeting for purposes of a quorum.

Vote required to elect directors.

        A plurality of the votes cast is required for the election of directors. Accordingly, the nine nominees for election as directors who receive the highest number of votes actually cast will be elected.

Vote required to ratify the appointment of KPMG LLP.

        The affirmative vote of a majority of the votes cast by all holders of shares of common stock represented at the annual meeting, in person or by proxy, and entitled to vote is required to ratify the appointment of KPMG LLP as our independent public accountant for the year ended December 31, 2011.

Street Name Shares and Broker Non-Votes.

        If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors. Non-routine matters include matters such as the approval of stock plans. Therefore, if you do not give your broker or nominee specific instructions, your shares may not be voted on non-routine matters and will not be counted in the voting results. Shares represented by such "broker non-votes" will be counted in determining whether there is a quorum. Broker non-votes will not be counted toward a nominee's total of affirmative votes in the election of directors and will have no effect on the approval of the other proposals.

Postponement or adjournment of the annual meeting.

        If the annual meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You will still be able to revoke your proxy until it is voted.

 BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Stock ownership of executive officers and directors.

        The following table sets forth the beneficial ownership of our common stock, as of July 25, 2011, by our chief executive officer, our two other most highly compensated executive officers, each of our directors and all of our directors and executive officers as a group. The information on beneficial ownership in the table and related footnotes is based upon data furnished to us by, or on behalf of, the persons referred to in the table. Unless otherwise indicated in the footnotes to the table, each person named has sole voting power and sole investment power with respect to the shares included in the table.

Beneficial Ownership of Common Stock

Name	Common Stock Beneficially Owned Excluding Options		Stock Options Exercisable within 60 Days of July 25, 2011	Total Common Stock Beneficially Owned	Percent of Class(1)
Executive officers and directors
Elliot Noss, President and Chief Executive Officer	760,304	(2)	2,396,804	3,157,108	5.7%
Michael Cooperman, Chief Financial Officer	13,900		1,114,725	1,128,625	2.1%
David Woroch, Executive Vice-President, Sales and Support	163,652		313,665	477,317	*
Eugene Fiume, Director	—		80,000	80,000	*
Erez Gissin, Director	10,000		110,000	120,000	*
Joichi Ito, Director	—		65,000	65,000	*
Allen Karp, Director	20,000	(3)	162,500	182,500	*
Lloyd Morrisett, Director	105,000	(4)	182,500	287,500	*
Rawleigh Ralls, Director	8,450,000	(5)	65,000	8,515,000	15.9%
Jeffrey Schwartz, Director	—		152,500	152,500	*
Stanley Stern, Director	203,850		147,500	351,350	*
All directors and executive officers as a group (13 persons)	9,726,806		5,151,694	14,878,500	25.4%

*
Less than 1%

(1)
Based on 53,455,391 shares outstanding as of July 25, 2011, adjusted for shares of stock underlying options exercisable by each shareholder, or the shareholders as a group, within 60 days of the record date of the annual meeting.

(2)
Includes an aggregate of 245,826 shares of common stock that are indirectly owned by Mr. Noss. Of these shares, Mr. Noss and his wife share investment and voting power over 80,000 shares held in three RRSP accounts belonging to Mr. Noss' wife, 78,957 shares are held in Mr. Noss' RRSP account and 86,869 shares are held by two separate family trusts for which Mr. Noss is the trustee.

(3)
These shares of common stock are owned by Sharon Karp who has sole voting control of these shares.

(4)
These shares of common stock are owned jointly by Dr. Morrisett and his wife.

(5)
Includes an aggregate of 8,325,000 shares of common stock that are indirectly owned by Mr. Ralls. Of these shares, 175,000 shares are held in Mr. Ralls' IRA account and 8,150,000 are held by Lacuna Hedge Fund LLLP ("Lacuna Hedge") and are indirectly owned by Lacuna, LLC ("Lacuna LLC") and Lacuna Hedge GP LLLP ("Lacuna Hedge GP"). Lacuna LLC is the sole general partner of Lacuna Hedge GP, which is the sole general partner of Lacuna Hedge. Neither Lacuna LLC nor Lacuna Hedge GP directly owns any securities of the company. Each of Lacuna LLC and Lacuna Hedge GP disclaims beneficial ownership of the shares held by Lacuna Hedge, except to the extent of its pecuniary interest therein. Mr. Ralls is a member of Lacuna LLC. Mr. Ralls disclaims beneficial ownership of the shares held by Lacuna Hedge, except to the extent of his pecuniary interest therein.

Stock ownership of principal shareholders.

        The following table sets forth information with respect to each shareholder known to us to be the beneficial owner of more than 5% of our outstanding common stock as of July 25, 2011.

	Beneficial Ownership of Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class(1)
Lacuna, LLC	8,150,000	(2)	15.2%
1100 Spruce Street, Suite 202
Boulder, CO 80302
Diker GP, LLC	6,724,135	(3)	12.6%
745 Fifth Avenue, Suite 1409
New York, NY 10151
Elliot Noss	3,157,108	(4)	5.7%
96 Mowat Avenue
Toronto, Ontario M6K 3M1

(1)
Based on 53,455,391 shares outstanding as of July 25, 2011.

(2)
As disclosed on Form 4, filed with the SEC on March 10, 2011. These shares are held by Lacuna Hedge Fund LLLP ("Lacuna Hedge") and are indirectly owned by Lacuna, LLC ("Lacuna LLC") and Lacuna Hedge GP LLLP ("Lacuna Hedge GP"). Lacuna LLC serves as the sole general partner of Lacuna Hedge GP, which serves as the sole general partner of Lacuna Hedge. Neither Lacuna LLC nor Lacuna Hedge GP directly owns any securities of the Issuer. Each of Lacuna LLC and Lacuna Hedge GP disclaims beneficial ownership of the securities held by Lacuna Hedge, except to the extent of its pecuniary interest therein. Mr. Ralls is a member of Lacuna LLC. Mr. Ralls disclaims beneficial ownership of the securities held by Lacuna Hedge, except to the extent of his pecuniary interest therein.

(3)
As disclosed on Schedule 13G/A, filed with the SEC on February 14, 2011. The shares are held indirectly by Diker Management, LLC, in its capacity as the Registered Investment Adviser of certain managed accounts and funds. Diker Management, LLC is a Registered Investment Adviser and as such disclaims all beneficial ownership of the shares and in any case disclaims beneficial ownership of the shares except to the extent of the reporting person's pecuniary interest therein.

(4)
As disclosed on Schedule 13G filed with the SEC on May 4, 2011. These shares include an aggregate of 245,826 shares of common stock that are indirectly owned by Mr. Noss. Of these shares, Mr. Noss and his wife share investment and voting power over 80,000 shares held in three RRSP accounts belonging to Mr. Noss' wife, 78,957 shares are held in Mr. Noss' two RRSP accounts and 86,869 shares are held by two separate family trusts for which Mr. Noss is the trustee.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        The current term of office of all of our directors expires upon election of their successors at the 2011 annual meeting. The board of directors proposes that the following nine nominees, all of whom are currently serving as directors, be elected for a term of one year and until their successors are duly selected and qualified. The number of directors fixed pursuant our governing instruments and a resolution adopted by our board of directors is nine. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

        Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the board of directors may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board of directors. Unless you withhold authority to vote for these persons, your proxy will be voted FOR the election of the nine nominees.

        The directors standing for election are:

Stanley Stern	Chairman of the Board of Directors since August 2001

        Mr. Stern, 54, has been a Managing Director and Head of Investment Banking, Technology and Financial Institutions, with Oppenheimer & Co. Inc., an investment banking firm, since April 2004. From February 2002 to March 2004, Mr. Stern served as a Managing Director and Head of Investment with C.E. Unterberg, Towbin, an investment banking firm. From January 2000 to February 2002, Mr. Stern served as Managing Director of STI Ventures Advisory USA Inc. and as a member of the Board of Directors and the investment committee of STI Ventures, a venture capital company focusing on the high technology market.

        Mr. Stern has extensive experience with technology based companies in the context of his investment banking experience and has an in-depth knowledge of the company's business strategy and management team, all of which qualify him to be a director of Tucows.

Eugene Fiume	Director since June 2005

        Mr. Fiume, 53, is a Professor (since 1995) and past Chair (1998-2004) of the Department of Computer Science at the University of Toronto, where he also co-directs the Dynamic Graphics Project. He is the inaugural director of the Department's new professional master's programme.

        Mr. Fiume has held many advisory board roles in both the public and private sectors. He currently works with venture capital companies and SMEs on due diligence, strategy and human resources.

        Mr. Fiume has an extensive and evolving knowledge of computer science in the context of his experience as a Professor at the University of Toronto. In addition, he has other valuable experience with technology companies generally that, in addition to the other attributes listed above, qualify him to be a director of Tucows.

Erez Gissin	Director since August 2001

        Mr. Gissin, 52, has served since 2005 as the Chief Executive Officer of BCID Ltd., an investment company focusing on infrastructure development projects in China. From July 2000 to March 2005, Mr. Gissin has served as the Chief Executive Officer of IP Planet Networks Ltd., an Israeli satellite communication operator providing Internet backbone connectivity and solutions to Internet Service Providers. From July 1995 to July 2000, Mr. Gissin was Vice President, Business Development of Eurocom Communications Ltd., a holding company that controls several telecommunications services, equipment and Internet companies in Israel. Mr. Gissin is also a director of Partner Communications Ltd. (NASDAQ: PTNR)

        Mr. Gissin has a strong background in the internet communications industry and has gained significant institutional knowledge in his long tenure as one of our directors. Mr. Gissin also has significant leadership experience as the Chief Executive Officer of BCID Ltd. and IP Planet Networks Ltd. and he has extensive financial acumen derived from his years of executive experience. All of these qualities qualify Mr. Gissin to be a director of Tucows.

Joichi Ito	Director since December 2008

        Mr. Ito, 45, is General Manager of Neoteny Labs, a startup fund focusing on Asia and the Middle East. He is also the Chairman of Creative Commons, where has served on the board since April 2008, a co-founder of Digital Garage, where he has served on the board since September 2006, as well as a Senior Visiting Researcher of Keio Research Institute at the Shonan Fujisawa Campus of Keio University in Japan. Since December 2003 Mr. Ito has served as the Chairman of Six Apart Japan, a weblog software company.

        From June 2002 until July 2008, Mr. Ito served on the board of Pia Corporation, a ticket and entertainment magazine company in Japan (Tokyo Stock Exchange 4337). Since May 2009 Mr. Ito has served on the board of CCC, a video rental franchise company in Japan (Tokyo Stock Exchange 4756). He served on the board of ICANN, a U.S. non-profit corporation, from December 2004 until December 2007. ICANN manages the domain name registration system that Tucows uses for its domain name business and ICANN receives fees from Tucows for domain name registrations.

        Mr. Ito is also on the board of directors of a number of non-profit organizations, including The Mozilla Foundation. He has created numerous Internet companies, including PSINet Japan, Digital Garage (Tokyo Stock Exchange 4819) and Infoseek Japan and was an early stage investor in Twitter, Six Apart, Flickr, SocialText, Dopplr, Last.fm, Rupture and Kongregate. He has served and continues to serve on various Japanese central as well as local government committees and boards, advising the government on IT, privacy and computer security related issues.

        Mr. Ito has extensive experience as a director of a number of publicly traded companies and has a wide range of experience with internet companies generally. This experience, along with Mr. Ito's domain-specific knowledge, enable him to bring key experience to the company and qualifies him to be a director of Tucows.

Allen Karp	Director since October 2005

        Mr. Karp, 70, was with Cineplex Odeon Corporation in various positions since 1986, where he retired as Chairman and Chief Executive Officer in 2002 and as Chairman Emeritus in 2005. From 1966 to 1986, he practiced law at the law firm of Goodman and Carr LLP, where he was named partner in 1970. Mr. Karp is a Director of Brookfield Real Estate Services Inc., the Chair of its corporate governance committee and sits on the audit committee. Mr. Karp is Chairman of the board of Directors of IBI Group Inc., and is Chairman of the Nominating, Governance and Compensation Committee. Mr. Karp is a director of the Toronto International Film Festival Group, where he served as Chairman of the Board from 1999 to 2007 and has served as Chairman of its corporate governance committee since 2007.

        Mr. Karp has extensive executive leadership skills, long-standing senior management experience, a strong ethics and compliance focus and audit committee experience. These skills and qualifications, in addition to his current service on the boards of directors of other public companies, enable him to bring valuable perspectives to our Board, particularly with respect to corporate governance matters, and qualify him to be a director of Tucows.

Lloyd Morrisett	Director since February 1994

        Dr. Morrisett, 81, served as a director and as a member of the audit and compensation committees of Infonautics, Inc., our predecessor, beginning in February 1994. Dr. Morrisett also served as chairman of the Board of Directors of Infonautics beginning in March 1998 until we merged with Tucows Delaware in August 2001 and became Tucows Inc. He is the co-founder of the Children's Television Workshop—now Sesame Workshop—and served from 1969 to 1998 as president of The Markle Foundation, a charitable organization.

        The breadth of Dr. Morrisett's career has provided him with extensive business acumen and leadership experience. In addition, as a member of the board of directors of our predecessor, Dr. Morrisett is uniquely positioned to provide our Board and the company with an important historical perspective with respect to the company's operations and strategy. These factors, combined with Dr. Morrisett's experience as a public company board, audit committee and compensation committee member qualify him to be a director of Tucows.

Elliot Noss	Director since August 2001

        Mr. Noss, 48, is our President and Chief Executive Officer and has served in such capacity since the completion of our merger with Tucows Delaware in August 2001. From May 1999 until completion of the merger in August 2001, Mr. Noss served as President and Chief Executive Officer of Tucows Delaware. Before that, from April 1997 to May 1999, Mr. Noss served as Vice President of Corporate Services of Tucows Interactive Ltd., which was acquired by Tucows Delaware in May 1999.

        Mr. Noss's lengthy service as our Chief Executive Officer has provided him with extensive knowledge of, and experience with, Tucows' operations, strategy and financial position. In addition, Mr. Noss has widespread knowledge of the internet and software industry generally that, coupled with his operational expertise, qualifies him to be a director of Tucows.

Rawleigh H. Ralls	Director since May, 2009

        Mr. Ralls, 49, is a founding partner of Lacuna, LLC, an investment management company focused on both public and private companies, which he formed in October 2006. Prior thereto, from 1999 to 2006, he was Chairman of Netidentity.com, an Internet email and web hosting company, where he led corporate strategy and development until the firm's sale in 2006. Mr. Ralls currently serves on the Board of Directors of a number of companies, including Savoya, LLC, IntraOp Medical, Knowledge Factor, Mocapay, Inc, and SageFire, Inc.

        Mr. Ralls has a wealth of industry experience, most notably the experience that he gained through his leadership of Netidentity.com. In addition, Mr. Ralls contributes a unique perspective to the Board's discussions and considerations based on the two decades of investing and portfolio management experience. All of these attributes qualify Mr. Ralls to be a director of Tucows.

Jeffrey Schwartz	Director since June 2005

        Mr. Schwartz, 48, has served as a director of Dorel Industries since 1987 and as Executive Vice President and Chief Financial Officer since 2003. Mr. Schwartz is a graduate of McGill University in Montreal and has a degree in the field of business administration.

        Mr. Schwartz has a significant amount of public-company financial expertise, particularly in his executive experience as the chief financial officer of Dorel Industries, Inc. This executive experience, along with Mr. Schwartz's service as one of our audit committee members (and as Chairman of our audit committee since 2005), qualifies him to be a director of Tucows.

The board of directors unanimously recommends a vote FOR the nominees listed above.

 CORPORATE GOVERNANCE

Governance Principals

        The governance principals of our Board of Directors are set forth in the charters of our audit committee, our corporate governance nominating and compensation committee, our code of conduct and our code of ethics. Each of these documents and various other documents embodying our governance principals are published on our website at www.tucowsinc.com. Amendments and waivers of our code of ethics will either be posted on our website or filed with the SEC on a current report on Form 8-K.

Affirmative Determinations Regarding Director Independence

        In 2010, the Board of Directors determined that a majority of the Board of Directors met the independence requirements prescribed by the listing standards of NYSE Amex.

Meetings

        Our Board of Directors met five times during Fiscal 2010. Our Board of Directors also took action by unanimous written consent on two occasions during Fiscal 2010. Each director attended at least 80% of the total number of meetings of the Board of Directors and the committees on which he served during Fiscal 2010.

Executive Sessions of Independent Directors

        A majority of the independent directors met quarterly in executive sessions without members of our management present. Mr. Stern was responsible for chairing the executive sessions for Fiscal 2010.

Policy regarding attendance

        Directors are expected, but are not required, to attend board meetings, meetings of committees on which they serve, and shareholder meetings, and to spend the time needed and meet as frequently as necessary to discharge their responsibilities properly. Elliot Noss attended our 2010 annual meeting of shareholders in person while the remainder of the Board of Directors were available by teleconference.

Committees

        Our Board of Directors has two committees, an audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a corporate governance, nominating and compensation committee. The Board of Directors created the corporate governance, nominating and compensation committee and adopted a new charter in November 2007 in order to expand the responsibilities of our then existing compensation committee to include oversight of our corporate governance principles and our Board nomination process. Our committees generally meet in connection with regularly scheduled quarterly and annual meetings of the Board of Directors, with additional meetings held as often as its members deem necessary to perform its responsibilities. From time to time, depending on the circumstances, the board may form a new committee or disband a current committee.

        The audit committee currently consists of Mr. Schwartz (Chair), Mr. Karp and Dr. Morrisett.

        The audit committee held five meetings during Fiscal 2010. The audit committee also took action by unanimous written consent on one occasion during the 2010 fiscal year. The audit committee's purposes are:

  •
  To assist the Board of Directors in its oversight of (1) our accounting and financial reporting processes and the audits of our financial statements, and (2) our compliance with legal and regulatory requirements;

  •
  To interact directly with and evaluate the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors' qualifications and independence; and

  •
  To prepare the report required by the rules of the SEC to be included in our annual Form 10-K.

        Each of the members of our audit committee is an independent director and satisfies the independence standards specified in Section 121A of the NYSE Amex listing requirements and Rule 10A-3 under the Exchange Act and is able to read and understand fundamental financial statements including balance sheets, income statements and cash flow statements. Additionally, the Board of Directors has determined that Mr. Schwartz qualifies as an "audit committee financial expert" as defined under Item 407(d)(v) of Regulation S-K. The Board of Directors has adopted a written charter for the audit committee, which the audit committee has reviewed and determined to be in compliance with the rules set forth in the NYSE Amex listing requirements and which is available at www.tucowsinc.com/investors/charters.php.

        The corporate governance, nominating and compensation committee currently consists of Messrs. Stern (Chair), Schwartz, Karp and Dr. Morrisett, all of whom are independent directors as defined in Section 121A of the NYSE Amex listing standards.

        This committee was formerly known as the compensation committee and, effective November 8, 2007, the Board expanded the committee's roles and responsibilities to include the corporate governance and nomination responsibilities. This committee has a formal charter, which is available on www.tucowsinc.com/investors/charters.php.

        The corporate governance, nominating and compensation committee held three meetings during Fiscal 2010. This committee also took action by unanimous written consent on two occasions during the Fiscal 2010. The corporate governance, nominating and compensation committee's purposes are:

  •
  To recommend and review the compensation structure for the company's senior executives, including the Chief Executive Officer;

  •
  To review employee compensation and benefit programs;

  •
  To develop and recommend to the Board a set of corporate governance guidelines applicable to the company and to periodically review the guidelines;

  •
  To oversee the Board's annual evaluation of its performance and the performance of the other Board committees;

  •
  To advise the Board regarding membership and operations of the Board; and

  •
  To identify individuals qualified to serve as members of the Board, to select, subject to ratification of the Board, the director nominees for the next annual meeting of shareholders and to recommend to the Board individuals to fill vacancies on the Board.

        The corporate governance, nominating and compensation committee may delegate authority to one or more members of the committee or one or more members of management when appropriate, but no such delegation is allowed if the authority is required by law, regulation or listing standard to be exercised by the corporate governance, nominating and compensation committee as a whole

Board Leadership Structure and Risk Oversight

        Our board, together with our executive officers, oversees the management of risks inherent in the operation of the company's business. The board performs this oversight by reviewing the operations of the Company's business and corporate functions and addressing the primary risks associated therewith, and through the actions of its audit committee and corporate governance, nominating and compensation committee. The audit committee periodically discusses with management the company's policies and guidelines regarding risk assessment and risk management, as well as the company's major financial risk exposures and the steps that management has taken to monitor and control such exposures. The audit committee also reviews, evaluates and recommends changes to the company's financial reporting policies and procedures. The nominating and compensation committee reviews and evaluates the risks underlying the company's compensation policies and plans and recommends changes to these policies and plans accordingly. The board believes that risk oversight actions taken by the board and its committees are appropriate and effective at this time.

        The positions of chairman of the board and chief executive officer are currently served by two separate individuals. Stanly Stern currently serves as our chairman while Elliot Noss serves as our chief executive officer. Our board believes that this structure allows for appropriate oversight of the company by the board, fosters appropriate accountability of management and provides a clear delineation of responsibilities for each position. In addition, the our board believes that separating these positions is beneficial to the company as it allows the chief executive officer to focus on day-to-day business, while allowing the chairman of the board to lead the board in its fundamental role of providing advice to management. For the foregoing reasons, the board believes that having separate chairman and chief executive officer positions is the appropriate leadership structure for the company at this time and demonstrates its commitment to good corporate governance.

Director nomination process.

        Our corporate governance, nominating and compensation committee is responsible for identifying potential nominees to the board, and will consider any candidate proposed in good faith by one of our shareholders. As set forth in the charter of the charter of the corporate governance, nominating and compensation committee, recommendations submitted by the company's shareholders shall be timely submitted, along with the following to the attention of the chairperson the corporate governance, nominating and compensation committee at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada, the following:

  •
  the candidate's name and the information about the individual that would be required to be included in a proxy statement under the rules of the SEC;

  •
  information about the relationship between the candidate and the nominating shareholder;

  •
  the consent of the candidate to serve as a director; and

  •
  proof of the number of shares of our common stock that the nominating shareholder owns and the length of time the shares have been owned.

        In order for a shareholder nominee to be considered by the corporate governance, nominating and compensation committee, the shareholder nomination must be delivered at least 120 days before the date on which we first mailed our proxy materials for our prior year's annual meeting of shareholders. Subject to compliance with statutory or regulatory requirements, our board of directors does not expect that candidates recommended by shareholders will be evaluated in a different manner than other candidates.

        In considering candidates for nomination, our board of directors shall seek individuals who evidence strength of character, mature judgment and the ability to work collegially with others. Furthermore, it is the policy of our board of directors that it endeavor to have directors who collectively possess a broad range of skills, expertise, industry and other knowledge and business and other experience useful to the effective oversight of our business; therefore, in considering whether to nominate a person for election as a director, the independent directors and our board of directors will consider, among other factors, the contribution such person can make to the collective competencies of the board based on such person's background. In determining whether to nominate a current director for re-election, the board will take into account these same criteria as well as the director's past performance, including his or her participation in and contributions to the activities of the board.

Ethics policy for senior officers.

        Our board of directors has adopted an ethics policy for our senior officers, including our Chief Executive Officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the ethics policy for senior officers can be obtained without charge from our Internet web site at http://tucowsinc.com/investors/.

Communications with the board of directors.

        We provide an informal process for shareholders to send communications to our board of directors. If you wish to communicate with our board of directors, you may send correspondence to the attention of our Secretary at 96 Mowat Avenue, Toronto, Ontario M6K 3M1 Canada. The Secretary will submit your correspondence to the chairman of the board of directors, the chairman of the appropriate committee, or the appropriate individual director, as applicable.

Director compensation.

        Under the terms of our 2006 Amended and Restated Equity Compensation Plan (the "2006 Plan"), we make automatic formula grants of nonqualified stock options to our non-employee directors and members of committees of our Board of Directors as described below. All stock- based compensation for our non-employee directors is governed by our 2006 Plan or its predecessor, our 1996 Equity Compensation Plan (the "1996 Plan"). All options granted under the automatic formula grants are immediately exercisable, have an exercise price equal to the fair market value per common share as determined by the per share price as of the close of business on the date of grant and have a five-year term. Options are granted to directors under the 2006 Plan as follows:

  •
  on the date a non-employee director becomes a director, he or she is granted options to purchase 25,000 shares of our common stock;

  •
  on the date a director becomes a member of the audit committee, he or she is granted options to purchase 20,000 shares of our common stock;

  •
  on the date each director becomes a member of the corporate governance, nominating and compensation committee, he or she is granted options to purchase 15,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each non-employee director in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 20,000 shares of our common stock;

  •
  on each date on which we hold our annual meeting of shareholders, each member of the audit committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 10,000 shares of our common stock; and

  •
  on each date on which we hold our annual meeting of shareholders, each member of the corporate governance, nominating and compensation committee in office immediately before and after the annual election of directors will receive an automatic grant of options to purchase 7,500 shares of our common stock.

        Effective as of January 1, 2008, the Chairman of our Board of Directors and all non-employee directors receive an annual fee of $10,000. In addition, the Chairman receives an additional annual fee of $10,000. Non-employee directors who serve as members of our audit committee receive an annual fee of $8,000 and non-employee directors who serve on our corporate governance, nominating and compensation committee, receive an annual fee of $8,000. In addition, all non-employee directors receive the following meeting attendance fees:

Director Meeting Attendance Fee
Board Meeting Personal Attendance Fees (per meeting, including any Audit or Corporate Governance, Nominating and Compensation Committee Meeting)	$3,000
Regularly Scheduled Telephonic Board Meeting Attendance Fees (per meeting)	$500
Regularly Scheduled Telephonic Audit Committee Meeting Attendance Fees (per meeting)	$250
Regularly Scheduled Telephonic Corporate Governance, Nominating and Compensation Committee Meeting Attendance Fees (per meeting)	$250

        All annual fees are paid to our directors in quarterly installments.

        We also purchase directors and officers liability insurance for the benefit of our directors and officers as a group in the amount of $10 million. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our Board of Directors or its committees. No fees are payable to directors for attendance at specially called meetings of the board.

        The table below shows all compensation paid to each of our non-employee directors during 2010. Each of the directors listed below served for the entire year.

Name	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	All other compensation ($)	Total ($)
Stanley Stern	$36,000	$17,008	—	$53,008
Eugene Fiume	17,500	6,060	—	23,560
Erez Gissin	17,500	13,000	—	30,500
Joichi Ito	17,000	6,060	—	23,060
Allen Karp	35,000	11,363	—	46,363
Lloyd Morrisett	35,000	18,303	—	53,303
Rawleigh H. Ralls	14,000	6,060	—	20,060
Jeffrey Schwartz	35,000	11,363		46,363

	$207,000	$89,217	—	$296,217

(1)
In recognition of their years of service, on May 17, 2010 under the 2006 Plan, Erez Gissin and Lloyd Morrissett were each awarded 20,000 options, and Stanley Stern was awarded 25,000 options. These options were in addition to the automatic formula option grants under the 2006 Plan. These options vested immediately, carry an exercise price of $0.70 and have a five year term. All of these options remained outstanding at December 31, 2010. The aggregate grant date fair value of these option grants was determined in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 ("FASB ASC 718"), (formerly Statement of Financial Accounting Standards No. 123(R)) and based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(2)
On September 7, 2010, our non-employee directors were awarded automatic formula option grants under the 2006 Plan. These options vested immediately, carry an exercise price of $0.62 and have a five year term. All of these options remained outstanding at December 31, 2010. The aggregate grant date fair value of these option grants was calculated in accordance with FASB ASC 718 and based on the Black-Scholes option-pricing model and used the same assumptions that are set forth in Note10 to our audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2010.

 EXECUTIVE COMPENSATION

        Please see "—Election of Directors" for a brief biography of Elliot Noss, President and CEO.

        Michael Cooperman, Chief Financial Officer, has more than 20 years of experience in the financial and general management fields, primarily as a senior financial executive in the technology industry. Prior to joining Tucows, Mr. Cooperman worked at Archer Enterprise Systems Inc., a provider of SalesForce Automation Software. He also served as Chief Executive Officer, Chief Operating Officer, President and member of the board at SoftQuad International Inc., a leading provider of content publishing tools for the Internet and corporate Intranets. Mr. Cooperman holds a Bachelor of Accounting Sciences Degree from the University of South Africa.

        David Woroch, Executive Vice President, Sales and Support, joined Tucows as Director of Sales in March 2000, and was promoted to Vice President of Sales in June 2001 responsible for all sales activities. He assumed responsibility for customer support in March 2004 and Domain Direct, the online retail department, in February 2005. In June 2005, he was given responsibility for the marketing department and became Vice President Sales and Marketing. In June 2009, David was named Executive Vice-President, Sales and Support. Mr. Woroch holds an Honours Bachelor of Business Administration degree from Wilfrid Laurier University in Waterloo, Ontario.

Summary Compensation Table

        The following Summary Compensation table provides a summary of the compensation earned by the chief executive officer, Elliot Noss, and our two other most highly compensated executive officers (who we refer to as our "named executive officers") for services rendered in all capacities during Fiscal 2010. Specific aspects of this compensation are dealt with in further detail in the tables that follow. All dollar amounts below are shown in U.S. dollars. If necessary, amounts that were paid in Canadian dollars during the 2010 fiscal year were converted into U.S. dollars based upon the exchange rate of 1.0367 Canadian dollars for each U.S. dollar, which represents the average Bank of Canada exchange rate for Fiscal 2010.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Elliot Noss	2010	319,041	83,270	—	51,584	10,128	464,023
President and Chief Executive	2009	275,615	74,933	32	—	8,530	359,110
Officer
Michael Cooperman	2010	249,911	57,427	—	51,584	11,865	370,787
Chief Financial Officer	2009	215,898	51,678	32	—	8,574	276,182
David Woroch	2010	207,377	57,427	—	51,584	7,235	323,623
Executive Vice-President,	2009	179,150	51,678	32	—	6,124	236,984
Sales and Support

(1)
Represents bonus earned during the fiscal years ended December 31, 2010 and 2009.

        Of the 2010 amount, the following amounts were paid in March 2011:

Elliot Noss	$25,443
Michael Cooperman	$17,547
David Woroch	$17,547

        Of the 2009 amount, the following amounts were paid in February 2010:

Elliot Noss	$52,952
Michael Cooperman	$36,519
David Woroch	$36,519
(2)
Represents the aggregate grant date fair value of such awards, calculated in accordance with FASB ASC 718. Please see Note 10 entitled "Stock Options" in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for a discussion of the assumptions underlying these calculations.

(3)
Represents the aggregate grant date fair value of such awards, calculated in accordance with FASB ASC 718. Please see Note 10 entitled "Stock Options" in the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 for a discussion of the assumptions underlying these calculations.

(4)
Amounts reported in this column are comprised of the following items:

	Year	Additional Health Spending Credits ($)	Car Allowance ($)	Health Club Membership ($)	All Other Compensation ($)
Elliot Noss	2010	1,447	8,681	—	10,218
	2009	1,312	7,218	—	8,530
Michael Cooperman	2010	1,447	8,103	2,315	11,865
	2009	1,312	6,737	525	8,574
David Woroch	2010	1,447	5,788	—	7,235
	2009	1,312	4,812	—	6,124

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information concerning stock options held by the named executive officers as of December 31, 2010:

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Elliot Noss	60,000	—	0.44	7/1/12
	214,575	—	0.37	8/5/13
	223,991	—	0.37	8/5/13
	1,394,738	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	200,000	—	0.58	8/10/14
	112,500	37,500	0.85	3/18/14
	30,000	30,000	0.60	5/22/15
	—	128,000	0.70	5/16/17

	2,312,304	195,500

Michael Cooperman	50,000	—	0.44	7/1/12
	629,975	—	0.37	8/5/13
	76,500	—	0.36	8/4/13
	150,000	—	0.58	8/10/14
	90,000	30,000	0.85	3/18/14
	37,500	37,500	0.60	5/22/15
	—	128,000	0.70	5/16/17

	1,033,975	195,500

David Woroch	42,915	—	0.49	6/30/12
	20,000	—	0.44	7/1/12
	30,000	—	0.36	8/4/13
	60,000	—	0.58	8/10/14
	60,000	20,000	0.85	3/18/14
	32,500	32,500	0.60	5/22/15
	—	128,000	0.70	5/16/17

	245,415	180,500

        The stock option grants listed in the above table were issued under our 1996 Plan as well as under our 2006 Plan.

        The options granted under the 1996 Plan vest over a period of four years and have a 10 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% after the first year, with the remaining 75% vesting evenly at each month end over the next thirty six months, becoming fully exercisable after the fourth year.

        The options granted under the 2006 Plan vest over a period of four years and have a 7 year term. These options are not exercisable for one year after the grant. Thereafter they become exercisable at the rate of 25% per annum, becoming fully exercisable after the fourth year.

Potential Payments on Termination or Change in Control

        We have certain agreements that require us to provide compensation to our named executive officers in the event of a termination of employment or a change in control of Tucows. These agreements are summarized following the table below and do not include any payment for termination for cause. The tables below show estimated compensation payable to each named executive officer upon various triggering events. Actual amounts can only be determined upon the triggering event.

	Termination without Cause	Change in Control
Elliot Noss(1)
Compensation
Base Salary/Severance(2)	$638,082	$1,126,082
Bonus Plan(3)	308,407	308,407
Acceleration of Unvested Equity Awards(4)	7,740	7,740
Benefits(5)
Car Allowance	8,681	8,681
Healthcare Flexible Spending Account	1,447	1,447
Health Club	—	—

	$964,357	$1,452,357

	Termination without Cause	Change in Control
Michael Cooperman(1)
Compensation
Base Salary/Severance(2)	$333,215	$577,215
Bonus Plan(3)	141,796	141,796
Acceleration of Unvested Equity Awards(4)	3,001	8,715
Benefits(5)
Car Allowance	8,103	8,103
Healthcare Flexible Spending Account	1,447	1,447
Health Club	2,315	2,315

	$489,877	$739,591

	Termination without Cause	Change in Control
David Woroch(1)
Compensation
Base Salary/Severance(2)	$259,222	$259,222
Bonus Plan(3)	132,934	132,934
Acceleration of Unvested Equity Awards(4)	2,601	2,601
Benefits(5)
Car Allowance	5,788	5,788
Healthcare Flexible Spending Account	1,447	1,447
Health Club	—	—

	$401,992	$401,992

(1)
For the purpose of the table we assumed an annual base salary at the executive's level as of December 31, 2010.

(2)
Severance for Mr. Noss is compensation for one year plus one month additional compensation for each completed year of service, capped at 24 months. For Messrs. Cooperman and Woroch, severance compensation is for six months plus one month additional compensation for each completed year of service.

(3)
For the purpose of the table we assumed that the annual incentive bonus target as of December 31, 2010 had been achieved and that no overachievement bonus or special bonuses would be payable.

(4)
For purposes of the above table, these amounts have been calculated based on the following: (i) on termination without cause all unvested options held by Mr. Noss will vest automatically and all unvested options held by Messrs. Cooperman or Woroch will continue to vest through and until the end of any severance period and (ii) on a change in control all unvested options held by Messrs. Noss or Cooperman will vest automatically and that all unvested options held by Mr. Woroch will continue to vest through and until the end of any severance period. Amounts disclosed in this table were calculated using the closing market value of our common stock as of December 31, 2010, minus the exercise price of the option, multiplied by the number of unvested shares of our common stock that would vest under the option. The closing market value of our common stock on December 31, 2010 was $0.73.

(5)
Pay for unused vacation, extended health, matching registered retirement savings plan benefit, life insurance and accidental death and dismemberment insurance are standard programs offered to all employees and are therefore not reported.

Employment Agreements—Termination

        Employment contracts are currently in place for each of the named executive officers. These contracts detail the severance payments that will be provided on termination of employment and the consequent obligations of non-competition and non-solicitation.

        The following details the cash severance payment that will be paid to each of the named executive officers in the event of termination without cause or termination for good reason.

        Upon termination without cause, Mr. Woroch is entitled to a severance payment in the amount of six months' compensation plus one month's compensation for each additional completed year of service. Severance payments can be made in equal monthly installments. Mr. Woroch is bound by a standard non-competition covenant for a period of twelve months following their termination.

        Messrs. Noss and Cooperman's employment agreements are subject to early termination by us in the following circumstances:

  •
  the death or disability of the executive;

  •
  for "cause;" or

  •
  without "cause."

        If we terminate Mr. Noss without "cause," he is entitled to receive 12 months of compensation plus one month of compensation for each year of service, to a maximum of 24 months of compensation.

        If we terminate Mr. Cooperman's employment without "cause," he is entitled to receive six months of compensation plus one month of compensation for each year of service.

        For purposes of the employment agreements, "cause" is defined to mean the executive's conviction (or plea of guilty or nolo contendere) for committing an act of fraud, embezzlement, theft or other act constituting a felony or willful failure or an executive's refusal to perform the duties and responsibilities of his position, which failure or refusal is not cured within 30 days of receiving a written notice thereof from our Board of Directors.

Employment Agreements—Change in Control

        Under their employment agreements, both Messrs. Noss and Cooperman are also entitled to the change in control benefits described in the following paragraph if:

  •
  the executive resigns with or without "good reason" within the 30-day period immediately following the date that is six months after the effective date of the "change in control;" or

  •
  within 18 months after a "change in control" and executive's employment is terminated either:

  •
  without "cause;" or

  •
  by resignation for "good reason."

        If an executive's employment is terminated following a change in control under the circumstances described in the preceding paragraph, the executive is entitled to receive a lump sum payment based upon the fair market value of the company on the effective date of the "change in control" as determined by our Board of Directors in the exercise of good faith and reasonable judgment taking into account, among other things, the nature of the "change in control" and the amount and type of consideration, if any, paid in connection with the "change in control." Depending on the fair market value of the company, the lump sum payments range from $375,000 to $2 million in the case of Mr. Noss, and from $187,500 to $1 million in the case of Mr. Cooperman. In addition to the lump sum payments, all stock options held by the executive officers will be immediately and fully vested and exercisable as of the date of termination.

        A "change in control" is generally defined as:

  •
  the acquisition of 50% or more of our common stock;

  •
  a change in the majority of our Board of Directors unless approved by the incumbent directors (other than as a result of a contested election); and

  •
  certain reorganizations, mergers, consolidations, liquidations, or dissolutions, unless certain requirements are met regarding continuing ownership of our outstanding common stock.

        "Good reason" is defined to include the occurrence of one or more of the following:

  •
  the executive's position, management responsibilities or working conditions are diminished from those in effect immediately prior to the change in control, or he is assigned duties inconsistent with his position;

  •
  the executive is required to be based at a location in excess of 30 miles from his principal job location or office immediately prior to the change in control;

  •
  the executive's base compensation is reduced, or the executive's compensation and benefits taken as a whole are materially reduced, from those in effect immediately prior to the change in control; or

  •
  we fail to obtain a satisfactory agreement from any successor to assume and agree to perform our obligations to the executive under his employment agreement.

 AUDIT COMMITTEE REPORT

        The audit committee operates pursuant to a formal written charter that was most recently reviewed, approved and adopted by the audit committee in August 2009.

        In accordance with that charter and the independence criteria prescribed by applicable law and the rules and regulations of the SEC for audit committee membership, each of the members of the audit committee is an independent director and meets the NYSE Amex's financial sophistication requirements. Mr. Schwartz has been designated by our board of directors as an "audit committee financial expert" pursuant to Item 407(d)(v) of Regulation S-K.

        The purposes of the audit committee are described on page 12 of this proxy statement under the caption "Corporate Governance—Committees" and in the charter of the audit committee. In particular, it is the audit committee's duty to review the accounting and financial reporting processes of the company on behalf of the board. In fulfilling our responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements to be contained in our annual report on Form 10-K for the fiscal year ended December 31, 2010, as amended, with our management and also with KPMG LLP, our independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls, and has represented to the audit committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

        The audit committee has also discussed with KPMG LLP the matters that are required to be discussed by the auditors with the audit committee under Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU § 380), as may be modified or supplemented. Furthermore, the audit committee discussed with KPMG LLP their independence from management and the company and KPMG LLP provided the audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence.

        Based on the reviews and discussions referred to above, the audit committee has recommended to our board of directors that our audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the SEC.

        In performing all of these functions, the audit committee acts in an oversight capacity. The audit committee reviews our earnings releases before issuance and the annual report on Form 10-K, as amended, prior to filing with the SEC. In its oversight role, the audit committee relies on the work and assurances of our management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States.

Audit Committee Members
Jeffrey Schwartz, Chair
Allen Karp
Lloyd Morrisett

 PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ratification of appointment.

        KPMG LLP has served as our independent auditor since our merger with Tucows Delaware in August 2001. The audit committee of our board of directors has appointed KPMG LLP as the independent auditor of the company and our subsidiaries for the year ending December 31, 2011. Although shareholder approval is not required, the board of directors desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the annual meeting, the board of directors will review its future selection of auditors. A representative of KPMG LLP is expected to be present at the annual meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

        The board of directors unanimously recommends a vote FOR ratification of the appointment of KPMG LLP as our independent auditor.

 AUDIT FEES AND ALL OTHER FEES

        A summary of the fees of KPMG LLP for the years ended December 31, 2010 and 2001 are set forth below:

	2010 Fees	2009 Fees
Audit Fees(1)	$224,000	$229,000
Audit-Related Fees	6,000	—
Tax Fees(2)	91,000	95,000
All Other Fees	—	—

Total Fees	$321,000	$324,000

(1)
Consists of fees and expenses for the audit of consolidated financial statements, the reviews of our quarterly reports on Form 10-Q and services associated with registration statements.

(2)
Consists of fees and expenses for tax consulting and review services.

Audit committee pre-approval of audit and permissible non-audit services of independent auditors.

        The audit committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided to us by our independent auditors. Under this policy, the audit committee pre-approves all audit and certain permissible accounting and non-audit services performed by the independent auditors. These permissible services are set forth on an attachment to the policy that is updated at least annually and may include audit services, audit-related services, tax services and other services. For audit services, the independent auditor provides the audit committee with an audit plan including proposed fees in advance of the annual audit. The audit committee approves the plan and fees for the audit.

        With respect to non-audit and accounting services of our independent auditors that are not pre-approved under the policy, the employee making the request must submit the request to our chief financial officer. The request must include a description of the services, the estimated fee, a statement that the services are not prohibited services under the policy and the reason why the employee is requesting our independent auditors to perform the services. If the aggregate fees for such services are estimated to be less than or equal to $25,000, our chief financial officer will submit the request to the chairman of the audit committee for consideration and approval, and the engagement may commence upon the approval of the chairman. The chairman is required to inform the full audit committee of the services at its next meeting. If the aggregate fees for such services are estimated to be greater than $25,000, our chief financial officer will submit the request to the full audit committee for consideration and approval, generally at its next meeting or special meeting called for the purpose of approving such services. The engagement may only commence upon the approval of full audit committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The members of the corporate governance, nominating, and compensation committee of our board of directors during the 2010 fiscal year were Messrs. Schwartz, Stern, Karp and Dr. Morrisett. To ensure that our compensation policies are administered in an objective manner, our corporate governance, nominating and compensation committee is comprised entirely of independent directors. None of the members of our corporate governance, nominating and compensation committee has ever been an officer or employee of the company or its subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our board of directors or corporate governance, nominating and compensation committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of a registered class of our equity securities to file with the SEC reports of ownership and reports of changes in ownership of our common stock and our other equity securities. These persons are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        We believe that, under the SEC's rules and based solely upon our review of the copies of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, or written representations from certain reporting persons that any such Forms have been filed in a timely manner and that all of our executive officers, directors and persons who beneficially own more than 10 percent of a registered class of our equity securities complied with all Section 16(a) filing requirements applicable to them during Fiscal 2010, with the exception of one transaction reported on a late Form 4 filed by Diker Management LLC.

OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING

        All of the matters we knew about as of the time of the mailing of this proxy statement to be brought before the annual meeting are described in this proxy statement. If any matters properly come before the annual meeting that are not specifically set forth on your proxy and in this proxy statement, the persons appointed to vote the proxies will vote on such matters in accordance with their best judgment.

ADDITIONAL INFORMATION

Shareholder proposals for the 2011 annual meeting.

        If you would like to submit a proposal for inclusion in the proxy materials for our annual meeting of shareholders in 2012 you may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Secretary at Tucows Inc., 96 Mowat Avenue, Toronto, Ontario M6K 3M1, Canada, at any time before April 7, 2011.

        If you would like to present a proposal at the 2012 annual meeting, but do not want to include the proposal in our proxy statement, you will have to comply with the advance notice procedures set forth in our current bylaws. The bylaws require that a shareholder submit a written notice of intent to present such a proposal to our secretary no more than 90 days and no less than 60 days prior to the anniversary of the date on which we first mailed our proxy materials for the preceding year's annual meeting. Therefore, we must receive notice of such proposal for the 2012 annual meeting no earlier than May 10, 2012 and no later than June 9, 2012. If the notice is received before May 10, 2012 or after June 9, 2012, it will be considered untimely and we will not be required to present it at the 2012 annual meeting.

        If we do not receive notice by that date, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

Cost of proxy solicitation.

        We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. We will make solicitations primarily by mail or by facsimile and our regular employees may solicit proxies personally or by telephone but will not be specifically compensated for such services. We will ask brokerage houses and other nominees, custodians and fiduciaries to forward proxy soliciting material and our annual report on Form 10-K to the beneficial owners of the shares of our common stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

Availability of Materials

        A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2010 AS FILED WITH THE SEC, EXCLUDING EXHIBITS, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY WRITTEN REQUEST ADDRESSED TO: ATTN: CORPORATE SECRETARY, 96 MOWAT AVENUE. TORONTO, CANADA, M6K 3M1.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 6, 2011

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available to shareholders at www.tucowsinc.com in the "Investors—Filings" section.

By Order of the Board of Directors,

Michael Cooperman Chief Financial Officer and Secretary

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—September 6, 2011

This proxy is solicited by the board of directors of Tucows Inc.

This proxy is solicited by the board of directors of Tucows Inc. for the annual meeting of shareholders to be held on September 6, 2011, at 4:30 p.m. EST at the offices of the company: 96 Mowat Avenue, Toronto, Ontario, M6K 3M1, Canada.

The undersigned having duly received notice of the annual meeting and the proxy statement therefore, and revoking all prior proxies, hereby appoints Elliot Noss and Michael Cooperman, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all common shares held of record by the undersigned in Tucows Inc., upon all subjects that may properly come before the annual meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. The shares represented by this proxy will be voted as directed by the undersigned. If no directions are given, the proxies will be voted in accord with the Directors' recommendations on the subjects listed on this card and at their discretion on any other matter that may properly come before the annual meeting or any adjournment thereof.

If you do not sign and return a proxy, or attend the annual meeting and vote by ballot, your shares cannot be voted, nor your instructions followed.

Proposal 1:	Election of the following nominees as Directors: Stanley Stern, Eugene Fiume, Erez Gissin, Allen Karp, Lloyd N. Morrisett, Elliot Noss, Jeffrey Schwartz, Joichi Ito and Rawleigh Ralls.
Authority withheld for the following only: (Please strike through name above)
The board of directors unanimously recommends a vote "FOR" each of the nominees.
FOR	☐	AUTHORITY WITHHELD FOR ALL NOMINEES			☐
Proposal 2:	Ratification of KPMG LLP as Auditors The board of directors unanimously recommends a vote "FOR" ratification.
FOR	☐	AGAINST	☐	ABSTAIN	☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the annual meeting.

Attendance of the undersigned at the annual meeting or at any adjournment thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting the intention of the undersigned to revoke said proxy in person. If the undersigned hold(s) any of the shares of Tucows Inc. in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE. Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.
DATE	, 2011
SIGNATURE
SIGNATURE
Votes must be indicated (X) in Black

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 6, 2011

        This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 are available to shareholders at www.tucowsinc.com in the "Investors—Filings" section.

QuickLinks

VOTING INFORMATION
BENEFICIAL OWNERSHIP OF COMMON STOCK AND RELATED SHAREHOLDER MATTERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT FEES AND ALL OTHER FEES
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS TO BE DECIDED AT THE ANNUAL MEETING
ADDITIONAL INFORMATION
PROXY FOR ANNUAL MEETING OF SHAREHOLDERS—September 6, 2011